                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2001


                             FLEMING COMPANIES, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


             Oklahoma                       5141                  48-0222760
    ----------------------------    --------------------     -------------------
    (State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
          of incorporation)                                  Identification No.)

           1945 Lakepointe Dr., Lewisville, TX                   75029
      ----------------------------------------------     ----------------------
        (Address of principal executive offices)               (Zip Code)

                                 (972) 906-8000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7. EXHIBITS.

(c) Exhibit

         The following exhibit is filed as part of this Report:

       No.        Exhibit

       99.1 Letter dated November 6, 2001 to certain of the company's institutional investors

ITEM 9. REGULATION FD DISCLOSURE.

         The company mailed the attached letter to some of the company's institutional investors on November 6, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 6, 2001

                                        FLEMING COMPANIES, INC.

                                        By: /s/ Carlos M. Hernandez
                                        ---------------------------------------
                                        Carlos M. Hernandez
                                        Senior Vice President, General Counsel
                                        And Secretary




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                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER          DESCRIPTION
       ------          -----------

       99.1 Letter dated November 6, 2001 to certain of the company's institutional investors




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